OLD MUTUAL FUNDS I

Old Mutual Analytic Fund
Old Mutual Analytic Global Fund
Old Mutual China Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

Supplement dated September 24, 2009

to the Prospectus dated November 19, 2008, as supplemented

This Supplement updates certain information contained in the currently effective Prospectus of the above named funds, series funds of Old Mutual Funds I.  You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Portfolio Managers

The section of the Prospectus entitled “Management – The Portfolio Managers” is amended by replacing the section regarding Acadian Asset Management LLC in its entirety with the following:

	Name (Role on Team)	Business Experience
Acadian Asset Management LLC	Dr. Gary L. Bergstrom (Co-Manager, International Equity Fund)	Chairman, Acadian.
	Brendan O. Bradley (Co-Manager, International Equity Fund)	Senior Vice President, Portfolio Manager and Quantitative Research Specialist, Acadian, since 2004. Vice President, Upstream Technologies, 2002 – 2004.
	John R. Chisholm (Co-Lead Manager, International Equity Fund)	Executive Vice President and Co-Chief Investment Officer, Acadian.
	Matthew J. Cohen (Co-Manager, International Equity Fund)	Senior Vice President and Portfolio Manager, Acadian.
	Ronald D. Frashure (Co-Lead Manager, International Equity Fund)	President and Co-Chief Investment Officer, Acadian.

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Funds distributed by Old Mutual Investment Partners, member FINRA
R-09-584 09/2009

OLD MUTUAL FUNDS I

Old Mutual Analytic Fund
Old Mutual Analytic Global Fund
Old Mutual China Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund
Old Mutual International Bond Fund

Supplement dated September 24, 2009

to the Statement of Additional Information dated November 19, 2008, as supplemented

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of the above named funds, series funds of Old Mutual Funds I.  You should retain your SAI and all current supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Acadian Asset Management LLC

The section of the SAI entitled “The Sub-Advisers – Acadian Asset Management LLC (“Acadian”)” is amended by replacing the section in its entirety with the following:

Acadian Asset Management LLC (“Acadian”)

The Trust, on behalf of the Old Mutual International Equity Fund (the “Fund”), and the Adviser have entered into a sub-advisory agreement with Acadian.  For the services provided and expenses incurred pursuant to the sub-advisory agreement, Acadian is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Fund managed by Acadian, which is computed and paid monthly at an annual rate of 0.60% of the average daily net assets so managed, net 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

Compensation.  The compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of a Key Employee Limited Partnership.  Portfolio manager compensation is not tied to the performance of specific portfolios but is based on firm performance as a whole.

Depending on Acadian’s financial performance, employees may also receive a percentage of base pay as a profit-sharing contribution.

Fund Shares Owned by the Portfolio Managers.  As of July 31, 2009, none of Acadian’s portfolio managers owned any shares of the Fund.

Other Accounts.  As of July 31, 2009, Acadian’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Fund, as set forth in the following table.  The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Dr. Gary L. Bergstrom	13 (2)	$3,181 ($1,296)	60 (6)	$8,610 ($678)	197 (35)	$38,407 ($11,193)

Brendan O. Bradley	13 (2)	$3,181 ($1,296)	60 (6)	$8,610 ($678)	197 (35)	$38,407 ($11,193)

John R. Chisholm	13 (2)	$3,181 ($1,296)	60 (6)	$8,610 ($678)	197 (35)	$38,407 ($11,193)

Matt J. Cohen	13 (2)	$3,181 ($1,296)	60 (6)	$8,610 ($678)	197 (35)	$38,407 ($11,193)

Ronald D. Frasure	13 (2)	$3,181 ($1,296)	60 (6)	$8,610 ($678)	197 (35)	$38,407 ($11,193)

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives.  In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts.  An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts.  However, the investment may not be available in sufficient quantity for all of the accounts to participate fully.  In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts.  The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund.  A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities.  A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.  Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

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Funds distributed by Old Mutual Investment Partners, member FINRA
R-09-589 09/2009